MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated August 6, 2004 to the

Prospectus dated May 1, 2004

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

David L. Babson & Company Inc. is now known as Babson Capital Management LLC

The following information replaces similar information found under “Principal Investment Strategies and Risks” on page 24 for the Large Cap Value Fund:

The Fund may also invest in foreign securities and use derivatives as a hedge against currency risks.

The following information replaces similar information found under “Principal Investment Strategies and Risks” on pages 40, 42 and 50 for the Small Company Value Fund, Small Cap Equity Fund and Small Company Growth Fund, respectively:

Normally, the Fund invests at least 80% of its assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000 Index or the S&P Small Cap 600 Index – as of June 30, 2004, between $11.6 million and $3.2 billion. The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease.

The following information supplements the information found under “Initial Sales Charges” for Class A shares only, in the section titled “Investing In the Funds”:

A reduced sales charge rate may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

•	Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•	Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

There is an initial sales charge on the purchase of Class A shares of each of the MassMutual Institutional Funds except the Money Market Fund.

The Trustees of MassMutual Institutional Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended, have approved a restructuring of the Trust that is currently expected to become effective on or about October 31, 2004. It is proposed that MassMutual Core Value Equity Fund, MassMutual Core Bond Fund and MassMutual Small Cap Equity Fund, each currently advised by Massachusetts Mutual Life Insurance Company (“MassMutual”) and sub-advised by Babson Capital Management LLC (“Babson”), will merge into DLB Value Fund, DLB Fixed Income Fund and DLB Small Company Opportunities Fund, respectively, each a series of The DLB Fund Group (“DLB”). Each of these DLB funds would also be advised by MassMutual and sub-advised by Babson.

In addition, as part of the restructuring of the Trust, it is proposed that MassMutual Balanced Fund, MassMutual Diversified Bond Fund, MassMutual Short-Duration Bond Fund, MassMutual Money Market Fund, MassMutual Inflation-Protected Bond Fund and MassMutual International Equity Fund (together, the “Merging Funds”) each merge into a newly-created fund of DLB. MassMutual and Babson would act as investment adviser and sub-adviser, respectively, to the newly-created DLB funds, except for the International Equity Fund for which MassMutual and OppenheimerFunds, Inc. would act as investment adviser and sub-adviser, respectively. The investment objectives, strategies, risks, shareholder fees and total annual fund operating expenses (net of any applicable waivers) of such funds are expected to be substantially similar to the Merging Funds’ currently-existing investment objectives, strategies, risks, shareholder fees and total annual fund operating expenses (net of any applicable waivers).

Completion of this restructuring is subject to a number of conditions, including the approval of shareholders of the Trust and DLB of various elements of the restructuring. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy. For more information regarding DLB Value Fund, DLB Fixed Income Fund, DLB Small Company Opportunities Fund and DLB, or to receive a free copy of the prospectus/information statement relating to the mergers (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the mergers has been filed with the Securities and Exchange Commission (“SEC”) and become effective, please call 1-877-766-0014. The prospectus/information statement will also be available for free on the SEC’s website (http://www.sec.gov). Read the prospectus/information statement carefully before making any investment decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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